BISHOP STREET FUNDS
Bishop Street Government Money Market Fund
Supplement dated January 30, 2009
to the
Prospectuses and Statement of Additional Information
dated April 30, 2008
This supplement provides new and additional information beyond that contained in the Prospectuses and Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectuses and SAI.
The Fund’s Prospectuses and SAI are amended as follows:
Investment Strategy
1.	The first paragraph in the section with the heading “Investment Strategy” on page 4 of the Class A Shares Prospectus and page 2 of the Class I Shares Prospectus is deleted and replaced with the following:
The Government Money Market Fund is comprised of short-term U.S. dollar denominated debt obligations that are rated in one of the two highest categories by nationally recognized rating organizations or securities that the Sub-Adviser determines are of comparable quality. Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Treasury obligations and obligations issued or guaranteed as to principal or interest by agencies or instrumentalities of the U.S. government, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. The Fund will seek, to the extent practicable, to limit its investments in agency securities to those securities the interest on which is exempt from state income taxes.
2.	The following replaces the paragraph in the section with the heading “More Information about Fund Investments” on page 6 of the Class A Shares Prospectus and page 5 of the Class I Shares Prospectus.
In addition to the principal investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information.  These may be fully subject to state income taxes and may include: (i) commercial paper and other short-term corporate obligations of U.S. issuers (including asset-backed securities) but only to the extent they are guaranteed as to principal by the U.S. Treasury, FDIC, or the U.S. government and/or its agencies; (ii) short-term obligations issued by state governments; and (iii) shares of other money market funds.  Of course, we cannot guarantee that the Fund will achieve its investment goal.
3.	The following is added as a fifth item below the sentence numbered 4 under the section “Non-Fundamental Policies” on p. 16 of the SAI:

5. The Government Money Market Fund shall invest at least 80% of its assets, under normal circumstances, in U.S. Treasury obligations and obligations issued or guaranteed as to principal or interest by agencies or instrumentalities of the U.S. government, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, it agencies or instrumentalities. This non-fundamental policy may be changed by the Fund’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.
Investments in Repurchase Agreements
The Bishop Street Government Money Market Fund (“Government Money Market Fund” or “Fund”) does not invest in repurchase agreements. All references in the Prospectuses and SAI to the Fund’s ability to invest in repurchase agreements are hereby deleted.
Disclosure of Portfolio Holdings
The following paragraph replaces the paragraph under the heading “Information About Portfolio Holdings” on page 6 of the Class A Shares prospectus and page 15 of the Class I Shares prospectus, as that information pertains to the Government Money Market Fund:
A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolios securities is available in the SAI. The portfolio holdings are disclosed in the Monthly Holdings Report, which is available on the Funds’ website at www.bishopstreetfunds.com.
The following paragraph replaces the second and third paragraph under the heading “Information About Portfolio Holdings” on page S-45 of the SAI, as that information pertains to the Government Money Market Fund:
Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). The Fund discloses a complete schedule of investments in each semi-annual report and annual report to shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-annual and annual reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
These reports are also available on the Trust’s website at www.bishopstreetfunds.com. The Trust’s website also provides information about the Trust’s complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate, updated as of the end of each month. This information is posted to the website no earlier than five (5) business days after the end of each month. The information on the Trust’s website is publicly available to all categories of persons.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
BSF-SX-003-0100

BISHOP STREET FUNDS
Bishop Street Treasury Money Market Fund
(the “Fund”)
Supplement dated January 30, 2009
to the
Prospectuses and Statement of Additional Information
dated April 30, 2008
This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectuses and SAI.
Disclosure of Portfolio Holdings
The following paragraph replaces the paragraph under the heading “Information About Portfolio Holdings” on page 15 of the Class I Shares prospectus of the Bishop Street Treasury Money Market Fund (the “Fund”), as that information pertains to the Fund:
A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolios securities is available in the SAI. The portfolio holdings are disclosed in the Monthly Holdings Report, which is available on the Funds’ website at www.bishopstreetfunds.com.
The following paragraph replaces the second and third paragraph under the heading “Information About Portfolio Holdings” on page S-45 of the SAI, as that information pertains to the Fund:
Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). The Fund discloses a complete schedule of investments in each semi-annual report and annual report to shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-annual and annual reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
These reports are also available on the Trust’s website at www.bishopstreetfunds.com. The Trust’s website also provides information about the Trust’s complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate, updated as of the end of each month. This information is posted to the website no earlier than five (5) business days after the end of each month. The information on the Trust’s website is publicly available to all categories of persons.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
BSF-SK-004-0100